ETFB Green SRI REITs ETF
Schedule of Investments
July 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.4%
	Australia - 3.7%
5,615	Arena REIT	$14,378
1,278	Charter Hall Social Infrastructure REIT	2,575
2,897	Dexus Industria REIT	5,466
13,355	HomeCo Daily Needs REIT	10,754
76,697	Mirvac Group	120,937
12,654	National Storage REIT	19,782
1,089	Stockland	3,097
67,535	Vicinity, Ltd.	89,879
		266,868
	Hong Kong - 1.9%
23,700	Link REIT	132,651
12,000	Prosperity REIT	2,600
		135,251
	Japan - 8.4%
44	Advance Residence Investment Corporation	107,306
178	GLP J-REIT	175,519
24	Japan Logistics Fund, Inc.	50,760
19	Mitsui Fudosan Logistics Park, Inc.	67,666
93	Nippon Prologis REIT, Inc.	190,281
19	SOSiLA Logistics REIT, Inc.	17,184
		608,716
	Netherlands - 1.0%
3,533	NSI NV	74,478
	New Zealand - 0.2%
10,434	Goodman Property Trust	14,676
	Singapore - 3.5%
62,795	Far East Hospitality Trust	30,504
183,634	Frasers Logistics & Commercial Trust	168,725
78,605	PARAGON REIT	56,535
		255,764
	United Kingdom - 4.8%
9,736	abrdn Property Income Trust, Ltd.	6,401
3,336	Custodian Property Income REIT plc	3,734
8,242	Impact Healthcare REIT plc	9,862
3,184	Picton Property Income, Ltd.	2,892
2,991	Safestore Holdings plc	34,098
19,651	Schroder Real Estate Investment Trust, Ltd.	10,910
7,332	Segro plc	71,979
3,602	Target Healthcare REIT plc	3,406
73,998	Tritax Big Box REIT plc	131,486
4,651	UNITE Group plc	58,256
8,586	Warehouse Reit plc	9,479
		342,503
	United States - 75.9% (a)
173	Agree Realty Corporation	11,207
2,461	Alexander & Baldwin, Inc.	47,251
2,036	Alexandria Real Estate Equities, Inc.	255,884
2,600	American Homes 4 Rent - Class A	97,448
2,744	Apple Hospitality REIT, Inc.	42,532
2,808	AvalonBay Communities, Inc.	529,729
1,031	Camden Property Trust	112,472
21	Community Healthcare Trust, Inc.	740
2,868	CubeSmart	124,356
3,497	Digital Realty Trust, Inc.	435,796
1,246	EastGroup Properties, Inc.	220,766
2,190	Elme Communities	35,588
305	Equity LifeStyle Properties, Inc.	21,710
8,451	Equity Residential	557,258
3,220	First Industrial Realty Trust, Inc.	166,474
8,397	Healthpeak Properties, Inc.	183,307
5,533	Invitation Homes, Inc.	196,422
10,350	LXP Industrial Trust	104,225
1,183	Mid-America Apartment Communities, Inc.	177,048
406	Physicians Realty Trust	5,984
4,250	Prologis, Inc.	530,188
2,041	Public Storage	575,051
1,850	Regency Centers Corporation	121,231
1,803	Rexford Industrial Realty, Inc.	99,327
663	STAG Industrial, Inc.	24,067
276	Sun Communities, Inc.	35,963
6,003	UDR, Inc.	245,403
303	Universal Health Realty Income Trust	14,462
6,199	Welltower, Inc.	509,248
		5,481,137
	TOTAL COMMON STOCKS (Cost $8,627,321)	7,179,393

	SHORT-TERM INVESTMENTS - 0.4%
32,147	First American Government Obligations Fund - Class X, 5.18% (b)	32,147
	TOTAL SHORT-TERM INVESTMENTS (Cost $32,147)	32,147
	TOTAL INVESTMENTS - 99.8% (Cost $8,659,468)	7,211,540
	Other Assets in Excess of Liabilities - 0.2%	15,671
	NET ASSETS - 100.0%	$7,227,211

Percentages are stated as a percent of net assets.
(a)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(b)	Rate shown is the annualized seven-day yield as of July 31, 2023.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$7,179,393	$-	$-	$7,179,393
Short-Term Investments	32,147	-	-	32,147
Total Investments in Securities	$7,211,540	$-	$-	$7,211,540
^See Schedule of Investments for breakout of investments by country classification.

For the period ended July 31, 2023, the Fund did not recognize any transfers to or from Level 3.